                                                                    Exhibit 99.2
BrightLane.com, Inc. (a Development Stage Company)
Balance Sheets
As of June 30, 2001 and December 31, 2000 Unaudited


                                                                June 30,           December 31,
                                                                  2001                 2000
                                                              ------------         ------------
                                     ASSETS

Current assets:
            Cash and cash equivalents                         $ 12,857,321         $ 18,967,048
            Accounts receivable                                     66,259               22,723
            Related party receivables                                   --                3,829
            Prepaids and other current assets                      114,648              268,418
                                                              ------------         ------------
                      Total current assets                      13,038,228           19,262,018

Property and equipment, net                                      1,058,513            1,392,432
Restricted funds                                                   551,442              537,054
Goodwill                                                            82,236              117,480
Investment in TeamStaff Preferred Stock                          3,500,000                   --
Intangibles and other assets                                       520,443              661,808
                                                              ------------         ------------
                                                              $ 18,750,861         $ 21,970,792
                                                              ============         ============

                                   LIABILITIES

Current liabilities:
            Accounts payable and accrued liabilities          $    365,882         $    430,770
            Capital lease obligations, current portion              17,252               19,892
            Unearned revenue                                        98,333               59,167
                                                              ------------         ------------
                      Total current liabilities                    481,467              509,829

Long-term debt
            Capital lease obligations                               20,631               31,198
                                                              ------------         ------------
                                                                   502,098              541,027

                              STOCKHOLDERS' EQUITY

Stockholders' equity:
            Preferred stock                                     40,157,180           38,281,180
            Common stock                                         1,438,957            1,438,957
            Accumulated deficit                                (23,347,374)         (18,290,372)
                                                              ------------         ------------
                      Total stockholders' equity                18,248,763           21,429,765
                                                              ------------         ------------

                                                              $ 18,750,861         $ 21,970,792
                                                              ============         ============

The accompanying notes to financial statements are an integral part of these financial statements

BrightLane.com, Inc.
Statements of Operations
For the Six Month Periods Ended June 30, 2001 and 2000 and the period from May 7, 1999 (Date of Inception) through June 30, 2001 Unaudited

                                                                                              Period May 7, 1999
                                                                                              (Date of Inception)
                                                        June 30,             June 30,              Through
                                                          2001                 2000             June 30, 2001
                                                      ------------         ------------       ------------------
Net Revenues                                          $    159,619         $     58,521         $    364,019

Cost Of Revenues                                           135,779               49,678              313,897

                                                      ------------         ------------         ------------
Gross Profit                                                23,840                8,843               50,122
                                                      ------------         ------------         ------------

Operating Expenses
            Operating Expenses                           3,252,591            9,194,481           21,918,646
            Depreciation & Amortization                    529,984              330,312            1,670,731
                                                      ------------         ------------         ------------
                      Total Operating Expenses           3,782,575            9,524,793           23,589,377
                                                      ------------         ------------         ------------

Loss From Operations                                    (3,758,736)          (9,515,950)         (23,539,255)

Interest & Other Income                                    577,734              378,370            2,114,816

                                                      ------------         ------------         ------------
Net Loss                                                (3,181,002)          (9,137,580)         (21,424,439)
                                                      ------------         ------------         ------------

Charge Related to Contingent Warrants                   (1,876,088)                  --           (1,876,088)

                                                      ------------         ------------         ------------
Net Loss Attributable to Common Stockholders          $ (5,057,090)        $ (9,137,580)        $(23,300,527)
                                                      ============         ============         ============

Net Loss Per Share:
Basic                                                        (1.04)               (1.89)               (5.24)
Diluted                                                      (1.04)               (1.89)               (5.24)

Shares Used for Computing Net Loss Per Share:
Basic                                                    4,841,400            4,841,400            4,449,231
Diluted                                                  4,841,400            4,841,400            4,449,231


The accompanying notes to financial statements are an integral part of these financial statements

BrightLane.com, Inc.
Statements of Cash Flows
For the Six Month Periods Ended June 30, 2001 and 2000 and the period from May 7, 1999 (Date of Inception) through June 30, 2001 Unaudited

                                                                                                               Period May 7, 1999
                                                                                                               (Date of Inception)
                                                                                 June 30,         June 30,          Through
                                                                                   2001             2000          June 30, 2001
                                                                              ------------     ------------    -------------------
OPERATING ACTIVITIES:
  Net Loss                                                                    $ (3,181,003)    $ (9,137,578)        $(21,424,441)

  Adjustments for items not effecting cash
    Depreciation                                                                   353,373          295,068            1,198,008
    Amortization                                                                   176,610           35,244              472,722
    Loss on disposal of fixed assets                                                    --               --              195,221
    Noncash compensation                                                                --               --            1,063,296

                                                                              ------------     ------------         ------------
Changes in Components of Working Capital
      Accounts receivable                                                          (39,707)          (3,598)             (66,259)
      Prepaid expenses and other current assets                                    153,769       (1,296,167)            (114,649)
      Other assets                                                                      --         (438,113)            (895,641)
      Accounts payable                                                             (32,975)        (374,240)             365,882
      Other current liabilities                                                    (31,913)              --                   --
      Unearned revenue                                                              39,167               --               98,334

                                                                              ------------     ------------         ------------
Net cash used in operating activities                                           (2,562,679)     (10,919,384)         (19,107,527)
                                                                              ------------     ------------         ------------

INVESTING ACTIVITIES:
  Purchases of property and equipment                                              (19,454)        (371,748)          (2,402,006)
  Purchases of long-term certificates of deposit                                   (14,387)         (12,700)            (517,877)
  Acquisition, net of cash acquired                                                     --               --             (180,486)
  Proceeds from sale of fixed assets                                                    --               --                6,715
  Purchase of TeamStaff Preferred Stock                                         (3,500,000)              --           (3,500,000)

                                                                              ------------     ------------         ------------
Net cash used in investing activities                                           (3,533,842)        (384,448)          (6,593,654)
                                                                              ------------     ------------         ------------

FINANCING ACTIVITIES:
  Proceeds from stock issuances                                                         --               --           19,059,730
  Proceeds from Long-Term Debt and Capital Lease Obligations                            --           21,991           19,519,156
  Proceeds from exercising stock options                                                --               --               19,200
  Payment on Long-Term Debt and Capital Lease Obligations                          (13,207)         (10,371)             (39,584)
  Costs Related to Preferred Stock Issuance                                             --               --

                                                                              ------------     ------------         ------------
Net cash provided by/(used in) financing activity                                  (13,207)          11,620           38,558,502
                                                                              ------------     ------------         ------------

(DECREASE)INCREASE IN CASH AND CASH EQUIVALENTS                                 (6,109,727)     (11,292,212)          12,857,321

CASH AND CASH EQUIVALENTS:
  Beginning of Period                                                           18,967,048       19,254,095                   --

                                                                              ------------     ------------         ------------
  End of month                                                                $ 12,857,321     $  7,961,883         $ 12,857,321
                                                                              ============     ============         ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                                                  $        503     $        959         $      6,883
SUPPLEMENTAL INFORMATION REGARDING NONCASH INVESTING
  AND FINANCING ACTIVITIES:
     Acquisition of property and equipment under capital leases               $         --     $         --         $     58,311
                                                                              ============     ============         ============
     Issuance of common stock and stock options in connection with
     acquisition                                                              $         --     $         --         $ 19,495,025
                                                                              ============     ============         ============

The accompanying Notes to Interim Financial Statements are an integral part of these financial statements

    BRIGHTLANE.COM, INC.
    NOTES TO UNAUDITED FINANCIAL STATEMENTS

    BASIS OF PRESENTATION

    The accompanying Brightlane.com, Inc (the "Company") unaudited interim condensed financial statements and related notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. The accompanying interim condensed financial statements and related notes thereto should be read in conjunction with the Company's audited financial statements and related notes included in Resitration
Statement No. 333-61730 of Teamstaff, Inc..

    The information furnished is unaudited, but reflects, in the opinion of management, all adjustments, consisting of only normal recurring items, necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

CONTINGENT WARRANTS

    In January 2001, the contingency period ended with respect to contingent warrants issued with the series C preferred stock and the warrants were exercised. Consequently, Brightlane has recorded a charge of $1,876,088 to accumulated deficit reflecting the value of the warrants and beneficial conversion feature associated with the warrants.

NET LOSS PER SHARE

    Historical basic and diluted earnings per share are calculated using the weighted average shares of common stock outstanding, reduced for shares subject to repurchase by the Company. For the six months ended June 30, 2001 and 2000, stock options and warrants totaling 2,576,480 and 3,809,340 shares respectively and preferred stock totaling 2,292,457 and 38,390(see Note 8 to the December 31, 2000 financial statements), shares respectively, are excluded from the calculation of diluted net loss per share as they would be anti-dilutive.

ACQUISITION BY TEAM STAFF

    On March 6, 2001, the Company signed a Plan and Agreement of Merger with TeamStaff, Inc., a New Jersey Corporation. Under the terms of the agreement, a subsidiary of TeamStaff will merge with the Company and issue to the shareholders of the Company 8,066,631 shares of TeamStaff common stock. It is expected that the Company's shareholders will own as much as 49.9% of the combined entity following closing. This transaction closed on August 31, 2001.

NEW ACCOUNTING PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board issued Statement of Financial

Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, which establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No. 133, as amended by SFAS 137 and 138, was effective for the Company as of January 1, 2001 and requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The effect of adopting the provisions of SFAS No. 133, as amended, did not have a significant impact on the Company's financial position, results of operations, and cash flows.

EARNINGS PER SHARE

    The following table reconciles the differences in loss and shares outstanding between basic and diluted for the periods indicated.

                                             Period Ended June 30, 2000               Period Ended June 30, 2001
                                     -------------------------------------     --------------------------------------
                                        Loss            Shares       Per-         Loss           Shares       Per-
                                                                    Share                                     Share
                                                                    Amount                                    Amount
                                     -----------      ---------     ------     -----------      ---------     -------
Basic EPS                            $(9,137,580)     4,841,400     $(1.89)    $(5,057,090)     4,841,400     $(1.04)
Effective of dilutive securities
    Options and warrants                      --             --                                        --        --
Convertible preferred stock                   --             --                                        --        --
Diluted EPS                          $(9,137,580)     4,841,400     $(1.89)    $(5,057,090)     4,841,400     $(1.04)